Exhibit 99.1

LOWE’S TO ACQUIRE RONA
CREATING CANADA’S LEADING HOME IMPROVEMENT RETAILER

-- Transaction valued at C$3.2 billion (US$2.3 billion) --

•	Transaction unanimously approved by both companies’ Boards of Directors

•	Agreement is based on compelling strategic rationale for both companies

•	Lowe’s pledges important commitments to RONA’s key Canadian stakeholders

•	Lowe’s to locate its Canadian head office in Boucherville, Quebec; Canadian operations to be headed by Sylvain Prud’homme, President of Lowe’s Canada

•	Acquisition accelerates Lowe’s growth strategy in Canada

MOORESVILLE, N.C., and BOUCHERVILLE, QC, February 3, 2016 - Lowe’s Companies, Inc. (NYSE: LOW) (“Lowe’s” or the “Company”) and RONA inc. (TSX: RON, RON.PR.A) (“RONA”) announced today that they have entered into a definitive agreement under which Lowe’s is expected to acquire all of the issued and outstanding common shares of RONA for C$24 per share in cash, and all of the issued and outstanding preferred shares of RONA for C$20 per share in cash. The total transaction value is C$3.2 billion (US$2.3 billion) (the “Transaction”). The offer represents a premium of 104 percent to RONA’s closing common share price on February 2, 2016 and a 38 percent premium to RONA’s 52-week high of C$17.36. Together, Lowe’s Canada and RONA stores will create Canada’s leading home improvement retailer with 2015 pro forma revenues from Canadian operations of approximately C$5.6 billion. Excluding transaction and integration costs, we anticipate the Transaction will be accretive to Lowe’s earnings in the first year following the close of the acquisition.
The Transaction has been unanimously approved by the Boards of Directors of Lowe’s and RONA and is supported by the management teams of both companies. The Transaction is expected to proceed by way of a plan of arrangement by which Lowe’s would acquire all of the outstanding shares of RONA, subject to RONA common shareholder approval and satisfaction of customary conditions, including the receipt of all necessary regulatory approvals. The RONA Board has received an opinion from Scotia Capital Inc. that the consideration to be received by RONA’s common and preferred shareholders pursuant to the Transaction is fair, from a financial point of view.
The RONA Board will recommend that RONA shareholders vote in favor of the plan of arrangement at a special meeting of shareholders expected to be held before the end of the first quarter of 2016. Further information regarding the Transaction will be included in RONA’s information circular to be mailed to RONA shareholders in advance of the special meeting. The arrangement agreement provides that RONA is subject to customary non-solicitation provisions.
“We are very excited about this transaction as it leverages the strengths of two great companies, positioning us for continued success in Canada’s over C$45 billion and growing home improvement industry. The strategic rationale of this transaction, for both companies, is very compelling,” said Lowe’s Chairman, President and CEO Robert A. Niblock.
“The transaction is expected to accelerate Lowe’s growth strategy by significantly expanding our presence in the Canadian market through the addition of RONA’s attractive business and excellent store locations across the country,” added Niblock. “Importantly, the transaction also provides Lowe’s with entry into Quebec, where RONA is the market leader and we have no presence. We have committed to maintaining RONA’s operations in Boucherville, where we will headquarter our Canadian businesses, and plan to continue to operate RONA’s multiple retail banners and distribution services to independent dealers. With our shared customer-centric values and a steadfast commitment to the Canadian market, we expect to generate significant long-term benefits for shareholders, customers, vendors, employees and the communities we serve.”
RONA’s Chairman, Robert Chevrier added, “We believe the time is right to take the next step in the evolution of the RONA family. The team at Lowe’s has presented us with an excellent plan that enables our company to maintain its brand power while at the same time leveraging Lowe’s global presence to build upon and expand our reach. With commitments made by Lowe’s to our employees, potential new markets for Canadian manufacturers and product offerings for our independent dealers, this transaction presents the ideal opportunity for the continued growth of our company while delivering an attractive premium for our shareholders.”
The Canadian operations will be led by Sylvain Prud’homme, president of Lowe’s Canada. The senior management teams of both companies will work to assure a smooth and effective transition.
“We are pleased with the solid position we have established in key Canadian markets in recent years and the positive reception from our local customers,” said Prud’homme. “We look forward to continuing our commitment to the Canadian market and further enhancing our offering to the customers of both Lowe’s and RONA. We have great respect for RONA’s leadership team and RONA’s talented employee base and look forward to working together to take our businesses to the next level.”
Lowe’s has identified over C$1 billion of opportunities to further increase revenue and operating profitability in Canada. These include: expanding customer reach and serving a new portion of the market by applying Lowe’s expertise in certain product categories, such as appliances; enhancing customer relevance, utilizing Lowe’s strengths as a leading omni-channel home improvement company and drawing on its customer experience design capabilities; and driving increased profitability in Canada by leveraging shared supplier relationships and enhanced scale, as well as Lowe’s private label capabilities, in addition to eliminating RONA’s public company costs. Given these opportunities, Lowe’s believes there is potential to double operating profitability in Canada over five years.

Lowe’s Commitments to RONA Stakeholders in Canada
In addition to the attractive premium offered to RONA’s shareholders, Lowe’s has agreed to key commitments for RONA and its stakeholders. These include:

•	to headquarter the Canadian businesses in Boucherville, Quebec;

•	to maintain RONA’s multiple retail store banners;

•	to enhance distribution services to independent dealers;

•	for RONA to continue to employ the vast majority of its current employees and maintain key executives from RONA’s strong leadership team;

•	to continue RONA’s local and ethical procurement strategy and potentially expand relationships both Lowe’s and RONA have developed with Canadian manufacturers and suppliers; and

•	to continue to support Canadian communities through RONA and Lowe’s charitable and environmental initiatives.

Lowe’s Companies, Inc. Conference Call
Lowe’s will hold a conference call to discuss the announcement today at 8:00 a.m. EST. The conference call will be available by webcast and can be accessed by visiting Lowe’s website at www.Lowes.com/investor, clicking on webcasts, and selecting Lowe’s Companies Canada Acquisition Conference Call. Supplemental slides will be available 15 minutes prior to the start of the conference call. A replay of the call will be archived on Lowes.com/investor.
RONA inc. Conference Call
RONA will hold a conference call to discuss the announcement today at 10:30 a.m. EST. The conference call will be available by webcast and can be accessed by visiting RONA’s website at rona.ca/corporate/investors
News Conference
Lowe’s and RONA will host a joint news conference at noon today at Le Centre Sheraton Montreal Room Hémon, 1201 Boulevard René-Lévesque O, Montréal, QC H3B 2L7.  Executives of both companies will be present to answer questions from the news media. An audio webcast of the news conference will be made available during the event by clicking this link and can be accessed following the event by visiting http://www.Lowes.com/investor and rona.ca/corporate/investors.
Advisors
CIBC World Markets Inc. and RBC Capital Markets are serving as financial advisors to Lowe’s in connection with the Transaction.  Stikeman Elliott LLP is serving as legal counsel to Lowe’s in Canada, and Hunton & Williams LLP is serving as legal counsel to Lowe’s in the U.S. Scotia Capital Inc. is serving as exclusive financial advisor to RONA.  Norton Rose Fulbright Canada LLP is serving as legal counsel to RONA.
About Lowe’s Companies, Inc.
Lowe’s is a FORTUNE® 50 home improvement company serving approximately 16 million customers a week in the United States, Canada and Mexico through its stores and online at Lowes.com, Lowes.ca and Lowes.com.mx. With fiscal year 2014 sales of US

$56.2 billion, Lowe’s has more than 1,845 home improvement and hardware stores and 265,000 employees. Founded in 1946 and based in Mooresville, N.C., Lowe’s supports the communities it serves through programs that focus on K-12 public education and community improvement projects. For more information, visit Lowes.com.

About RONA inc.
RONA inc. is a major Canadian retailer and distributor of hardware, building materials and home renovation products. RONA operates a network of close to 500 corporate and independent affiliate dealer stores in a number of complementary formats. With its nine distribution centres, RONA serves its network of stores and several independent dealers operating under other banners, including Ace, for which RONA owns the licensing rights and is the exclusive distributor in Canada. With more than 17,000 employees in corporate stores and more than 5,000 employees in the stores of its independent affiliate dealers, RONA generates annual consolidated sales of C$4.1 billion. For more information, visit RONA.ca.
Forward-Looking Statements - Lowe’s Companies, Inc.
This news release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including those regarding the Transaction and the expected impact of the Transaction on Lowe’s strategic and operational plans and financial results. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Such forward-looking statements include, but are not limited to, statements or implications about the benefits of the Transaction, including future financial and operating results, Lowe’s or RONA’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, any statement of an assumption underlying any of the foregoing and other statements that are not historical facts.  Although Lowe’s believes that the expectations, opinions, projections, and comments reflected in these forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties, and other factors could materially affect Lowe’s ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors which can negatively affect Lowe’s customers, as well as its ability to: (i) respond to adverse trends in the housing industry, such as a demographic shift from single family to multi-family housing, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of Lowe’s strategic initiatives and enhance its efficiency; (iii) attract, train, and retain highly-qualified associates; (iv) manage its business effectively as Lowe’s adapts its traditional operating model to meet the changing expectations of its customers; (v) maintain, improve, upgrade and protect its critical information systems from data security breaches and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; and (ix) respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales. In addition, Lowe’s could experience additional impairment losses if either the actual results of its operating stores are not consistent with the assumptions and judgments it has made in estimating future cash flows and determining asset fair values, or Lowe’s is required to reduce the carrying amount of its investment in certain unconsolidated entities that are accounted for under the equity method. With respect to the Transaction discussed herein specifically, potential risks include the possibility that the Transaction will be rejected by RONA’s shareholders; the possibility that even if the Transaction is approved by RONA’s shareholders, the Transaction will not close or that the closing may be delayed; the possibility that RONA’s board of directors could receive and approve a superior acquisition proposal; the failure to obtain, any necessary actions to obtain and the timing to obtain any required regulatory approvals for the Transaction or any transaction ancillary thereto; the effect of the announcement of the Transaction on Lowe’s and RONA’s strategic relationships, operating results and businesses generally; significant transaction costs or unknown liabilities; failure to realize the expected benefits of the Transaction; and general economic conditions. For more information about these and other risks and uncertainties that Lowe’s is exposed to, you should read the “Risk Factors” and “Critical Accounting Policies and Estimates” included in Lowe’s most recent Annual Report on Form 10-K to the United States Securities and Exchange Commission (the “SEC”) and the description of material changes therein or updated version thereof, if any, included in Lowe’s Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to Lowe’s or any person acting on behalf of Lowe’s about any of the matters covered in this release are qualified by these cautionary statements and in the "Risk Factors" included in Lowe’s most recent Annual Report on Form 10-K to the SEC and the description of material changes, if any, therein included in Lowe’s Quarterly Reports on Form 10-Q or subsequent filings with the SEC. Lowe’s expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events, or otherwise.
Forward-Looking Statements - RONA inc.
This press release includes “forward-looking statements” that involve risks and uncertainties. All statements other than statements of historical facts included in this press release, including statements regarding the prospects of the industry and prospects, plans, financial position and business strategy of RONA may constitute forward-looking statements within the meaning of the Canadian securities legislation and regulations. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “plan”, “foresee”, “believe” or “continue” or the negatives of these terms, variations of them, similar terminology or the use of future tenses. More particularly and without limitation, this press release contains forward-looking statements and information concerning: statements or implications about the anticipated benefits of the Transaction to RONA, Lowe’s and their respective shareholders, including future financial and operating results, Lowe’s or RONA’s plans, objectives, expectations and intentions; and the anticipated timing for the special meeting of RONA shareholders.
In respect of the forward-looking statements and information concerning the anticipated benefits of the proposed Transaction and the anticipated timing for the special meeting of RONA shareholders, RONA has provided such in reliance on certain assumptions that it believes are reasonable at this time, including assumptions as to the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Transaction; and other expectations and assumptions concerning the Transaction. The anticipated timing to hold the shareholder meeting may change for a number of reasons. Although RONA believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. Accordingly, investors and others are cautioned that undue reliance should not be placed on any forward-looking statements.
Risks and uncertainties inherent in the nature of the Transaction include without limitation the failure of the parties to obtain the necessary shareholder, regulatory and court approvals, or to otherwise satisfy the conditions to the completion of the Transaction, in a timely manner, or at all; significant transaction costs or unknown liabilities; failure to realize the expected benefits of the Transaction; and general economic conditions. Failure to obtain the necessary shareholder, regulatory and court approvals, or the failure of the parties to otherwise satisfy the conditions to or complete the Transaction, may result in the Transaction not being completed on the proposed terms, or at all. In addition, if the Transaction is not completed, and RONA continues as an independent entity, there are risks that the announcement of the Transaction and the dedication of substantial resources of RONA to the completion of the Transaction could have an impact on RONA’s business and strategic relationships (including with future and prospective employees, customers, dealer-owners, distributors, suppliers and partners), operating results and businesses generally, and could have a material adverse effect on the current and future operations, financial condition and prospects of RONA. Furthermore, the failure of RONA to comply with the terms of the arrangement agreement may, in certain circumstances, result in RONA being required to pay a fee to Lowe’s, the result of which could have a material adverse effect on RONA’s financial position and results of operations and its ability to fund growth prospects and current operations.
For more information on the risks, uncertainties and assumptions that would cause RONA’s actual results to differ from current expectations, please also refer to RONA’s public filings available at www.sedar.com and www.RONA.ca. In particular, further details and descriptions of these and other factors are disclosed in RONA’s Management’s Discussion and Analysis for the fiscal year ended December 28, 2014 under the “Risks and uncertainties” section. The forward-looking statements contained in this press release are expressly qualified in their entirety by the foregoing cautionary statements. RONA expressly disclaims any obligation or intention to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable securities laws.
NO OFFER OR SOLICITATION
This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell RONA common shares.

SOURCE: Lowe’s Companies, Inc.

Shareholder/Analyst Inquiries:

Tiffany Mason
SVP Corporate Finance & Treasurer
704-758-2033
Tiffany.L.Mason@lowes.com

Media Inquiries:

Canada:
Andrea Danielle Wong
NATIONAL Public Relations
514-686-9891
Awong@national.ca

U.S.: Connie Bryant
Director, Public Relations
704-758-2403
Connie.m.bryantbreedlove@lowes.com

SOURCE: RONA, Inc.

Shareholder/Analyst Inquiries:

Stéphane Milot
Vice President, Development, Real Estate and Investor Relations
514.599.5951
stephane.milot@rona.ca

Media Inquiries:

Valérie Gonzalo
Communications and Public Affairs
514.599.5900 ext. 5271
media@rona.ca